UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
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SCHEDULE 14A INFORMATION

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87578-P46454 LINEAGE, INC. 46500 HUMBOLDT DRIVE NOVI, MI 48377 LINEAGE, INC. 2026 Annual Meeting Vote by June 8, 2026 11:59 PM ET You invested in LINEAGE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026. Vote Virtually at the Meeting* June 9, 2026 8:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/LINE2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 26, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors.	
	Nominees:	
1a.	Adam Forste	For
1b.	Kevin Marchetti	For
1c.	Greg Lehmkuhl	For
1d.	Shellye Archambeau	For
1e.	John Carrafiell	For
1f.	Joy Falotico	For
1g.	Luke Taylor	For
1h.	Michael Turner	For
1i.	Lynn Wentworth	For
1j.	James Wyper	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.	For
3.	Advisory (non-binding) approval of the compensation of our named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V87579-P46454